UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

May 9, 2017

Date of report (Date of earliest event reported)

TARGA RESOURCES CORP.

(Exact name of Registrant as specified in its charter)

Delaware	001-34991	20-3701075
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1000 Louisiana Street, Suite 4300

Houston, TX 77002

(Address of prinicipal executive offices)

(713) 584-1000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On May 9, 2017, Targa Resources Corp. (the “Company”) entered into an Equity Distribution Agreement (the “Agreement”) with Deutsche Bank Securities Inc., BB&T Capital Markets, a division of BB&T Securities, LLC, BNP Paribas Securities Corp., Credit Suisse Securities (USA) LLC, Goldman Sachs & Co. LLC, Jefferies LLC, J.P. Morgan Securities LLC, Morgan Stanley & Co. LLC, MUFG Securities Americas Inc., SMBC Nikko Securities America, Inc. and TD Securities (USA) LLC (each, a “Manager” and collectively, the “Managers”). Pursuant to the terms of the Agreement, the Company may sell from time to time through the Managers, as the Company’s sales agents, shares of the Company’s common stock, par value $0.001, having an aggregate gross sales price to the public of up to $750,000,000 (the “Shares”). Sales of the Shares, if any, will be made by means of ordinary brokers’ transactions on the New York Stock Exchange, any other national securities exchange or facility thereof, a trading facility of a national securities association or an alternate trading system, to or through a market maker or directly on or through an electronic communication network or any similar market venue, at market prices, in block transactions or as otherwise agreed by the Company and one or more of the Managers.

Under the terms of the Agreement, the Company may also sell Shares from time to time to any Manager as principal for its own account at a price to be agreed upon at the time of sale. Any sale of Shares to any Manager as principal would be pursuant to the terms of a separate terms agreement between the Company and such Manager.

The Shares will be issued pursuant to the Company’s shelf registration statement on Form S-3 (Registration No. 333-211522), filed on May 23, 2016.

The summary of the Agreement in this report does not purport to be complete and is qualified by reference to such agreement, which is filed as Exhibit 1.1 hereto. Legal opinions relating to the Shares are included as Exhibit 5.1.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of the Exhibits

1.1	Equity Distribution Agreement, dated May 9, 2017, by and between the Company and Deutsche Bank Securities Inc., BB&T Capital Markets, a division of BB&T Securities, LLC, BNP Paribas Securities Corp., Credit Suisse Securities (USA) LLC, Goldman Sachs & Co. LLC, Jefferies LLC, J.P. Morgan Securities LLC, Morgan Stanley & Co. LLC, MUFG Securities Americas Inc., SMBC Nikko Securities America, Inc. and TD Securities (USA) LLC.

5.1	Opinion of Vinson & Elkins L.L.P. regarding legality of the Shares.

23.1	Consent of Vinson & Elkins L.L.P. (included in Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Targa Resources Corp.

By:	/s/ Matthew J. Meloy
Name:	Matthew J. Meloy
Title:	Executive Vice President and Chief Financial Officer

Date: May 9, 2017

EXHIBIT INDEX

Exhibit Number	Description of the Exhibits

1.1	Equity Distribution Agreement, dated May 9, 2017, by and between the Company and Deutsche Bank Securities Inc., BB&T Capital Markets, a division of BB&T Securities, LLC, BNP Paribas Securities Corp., Credit Suisse Securities (USA) LLC, Goldman Sachs & Co. LLC, Jefferies LLC, J.P. Morgan Securities LLC, Morgan Stanley & Co. LLC, MUFG Securities Americas Inc., SMBC Nikko Securities America, Inc. and TD Securities (USA) LLC.

5.1	Opinion of Vinson & Elkins L.L.P. regarding legality of the Shares.

23.1	Consent of Vinson & Elkins L.L.P. (included in Exhibit 5.1).

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